UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2011
ADAMS GOLF, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33978 (Commission File Number)	75-2320087 (IRS Employer Identification No.)
2801 E. Plano Pkwy., Plano, Texas 75074 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (972) 673-9000
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2011, Adams Golf, Inc., a Delaware corporation (the “Company”), and Pamela J. High, the Chief Financial Officer of the Company, entered into that certain Agreement Between Executive and Adams Golf Regarding Termination Due to a Change of Control or Termination Without Cause (the “High Agreement”).  The High Agreement expires on January 31, 2014.  Ms. High’s employment remains “at will” and may be terminated at any time by Ms. High or by the Company.  Pursuant to the High Agreement, if Ms. High is terminated for any reason, she will be entitled to receive any unpaid compensation earned or accrued as of the effective date of her termination.  In addition, if Ms. High’s employment is terminated: (i) by the Company “Without Cause,” (ii) by Ms. High with “Good Reason” or (iii) as part of a “Change of Control” of the Company (as such terms are defined in the High Agreement), Ms. High will be entitled to continued payments of base salary and substantially equal medical benefits for the twelve months following such termination.  If Ms. High’s employment is terminated other than (i) by the Company “Without Cause,” (ii) by Ms. High with “Good Reason” or (iii) as part of a “Change of Control” of the Company, Ms. High shall be subject to certain non-competition and non-solicitation restrictions for a period of one year following such termination, as described in the High Agreement. Pursuant to the High Agreement, Ms. High is also required to protect certain confidential information of the Company.

The foregoing description of the High Agreement does not purport to be a complete statement of the parties' rights and obligations under the High Agreement.  The above description is qualified in its entirety by reference to the High Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Agreement Between Executive and Adams Golf Regarding Termination Due to a Change of Control or Termination Without Cause, dated February 24, 2011, by and between Adams Golf, Inc. and Pamela J. High.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2011	By: /s/ Pamela J. High
Name: Pamela J. High
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Agreement Between Executive and Adams Golf Regarding Termination Due to a Change of Control or Termination Without Cause, dated February 24, 2011, by and between Adams Golf, Inc. and Pamela J. High.